UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2011
PMC COMMERCIAL TRUST
(Exact name of registrant as specified in its charter)

TEXAS	1-13610	75-6446078

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX	75252

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 349-3200
NONE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On June 27, 2011, PMC Commercial Trust (the “Company”) renewed the employment contracts of each of its executive officers, by entering into renewal employment contracts with Lance B. Rosemore, Chief Executive Officer and President, Jan F. Salit, Chief Operating Officer and Barry N. Berlin, Chief Financial Officer (the “Employment Contracts”).
Each Employment Contract provides for an initial term that commenced on June 27, 2011 and expires on June 30, 2014. Each Employment Contract provides for various payments to the executive. This summary description of the Employment Contracts is qualified in its entirety by the Form of Executive Employment Contract, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.
Exhibits:
10.1 Form of Executive Employment Contract

SIGNATURE
Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: June 29, 2011

PMC COMMERCIAL TRUST
By:	/s/ Barry N. Berlin
Barry N. Berlin, Chief Financial Officer